                      [LOGO OF MARKETWATCH APPEARS HERE]

                                 ANNUAL REPORT
                                TO SHAREHOLDERS
                               NOVEMBER 30, 1997

                ----------------------------------------------

               CENTRAL FIDELITY NATIONAL BANK, INVESTMENT ADVISER

                              BISYS FUND SERVICES
                                  DISTRIBUTOR

Table of Contents

--------------------------------------------------------------------------------
MarketWatch Funds                                              November 30, 1997

           Letter to Shareholders........................   3
           Performance Report............................   7
           Statements of Assets and Liabilities..........  12
           Statements of Operations......................  13
           Statements of Changes in Net Assets...........  14
           Schedules of Portfolio Investments............  16
           Notes to Financial Statements.................  24
           Financial Highlights..........................  30
           Independent Auditors' Report..................  32

Message From The Chairman

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1997

DEAR SHAREHOLDERS:

We're pleased to report that the year ended November 30, 1997, was a successful one for the MarketWatch Funds. As both the stock and bond markets prospered, so did our funds--all produced solid gains over the course of the period. The performance of the MarketWatch Equity Fund was particularly strong. As a result, the Fund received a four star rating from Morningstar* among 2,242 domestic equity funds, for the three-year period ending December 31, 1997, and Lipper Analytical Services ranked it 47th out of 400 growth and income funds for its three-year performance, for the period ending December 31, 1997.**

During the period, investors continued to invest in mutual funds in record amounts. Many chose to do so with the MarketWatch Funds. Assets under management increased 79%, from $314 million to $564 million over the course of the year.

A CHANGE IN MANAGEMENT
We're also pleased to report that on December 5, 1997, the shareholders of the MarketWatch Funds approved the change in investment adviser from Central Fidelity National Bank to Wachovia Bank, N.A. This change was recommended by the MarketWatch Board of Trustees to become effective upon the completion of the merger of the parent companies of Central Fidelity National Bank and Wachovia Bank, N.A. That merger was completed on December 15, 1997.


*Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the fund's three-, five- and ten-year average annual returns (when available) and a risk factor that reflects the fund's performance relative to three-month Treasury Bill monthly returns. The Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars; 22.5% receive four stars; 35% receive three stars; 22.5% receive two stars; and the bottom 10% receive one star.
**Lipper Analytical Services, 1997. The rating is based on total return and does not include the effect of sales charge. For the one year period the Fund ranked 80 out of 611 growth and income funds.

 SHARES OF THE FUNDS
 . ARE NOT FDIC INSURED
 . ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, CENTRAL
  FIDELITY NATIONAL BANK OR WACHOVIA BANK, N.A.
 . ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED

Message From The Chairman

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1997

With a century of experience in financial services and investment management, Wachovia ranks 18th in the nation among bank holding companies. Headquartered in Winston-Salem, North Carolina, the company currently manages over $30 billion in assets for individuals, corporations and some of the largest pension funds in the country.

Investment decisions for mutual funds managed by Wachovia are made by a team of experienced portfolio managers and investment analysts. They work closely with a range of outside professionals and data sources that provide real-time information to complement their hands-on work.

IN CLOSING . . .
Finally, we thank you for placing your confidence in us over the years. Once again, if you have any questions, or require any assistance, please do not hesitate to call the Wachovia Funds Service Center at 1-800-994-4414.

Sincerely,

/s/ Walter B. Grimm
Walter B. Grimm
Chairman, MarketWatch Funds

For more complete information, including charges and expenses, call 1-800-994-4414 for a prospectus, which you should read carefully before you invest or send money.

The MarketWatch Funds are distributed by BISYS Fund Services.

Message From The Investment Adviser

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1997

DEAR SHAREHOLDERS:
The last several months have been tumultuous ones for equity investors. In October, months of rumors and tremors in Asian markets mushroomed into a financial earthquake as stocks in Hong Kong plummeted. Within hours, the Dow Jones Industrial Average plunged 554 points, the largest point decline on record. But then within weeks, the tables turned. Seeing buying opportunities, investors seized the moment--and in record leaps, stocks rebounded.

As we move toward the end of the year, the U.S. market has clearly regained its balance, but investors are still watching Asia nervously. Many are apprehensive about the impact of slowdowns in Asia on corporate earnings of U.S. multinational corporations. But will the impact be as major as they fear?

MISPLACED ANXIETY
In reality, trade with Asia is only a very small part of our domestic economy. To be sure, the earnings of some multinationals may decline in the coming months. But it is unlikely that this alone will trigger a recession in the United States for one reason: amidst all the concern about Asia, American consumers are still in a spending mood. In fact, American consumers are in the best shape they've been in for decades--and they are responsible for some two thirds of our economy's activity.

Just how well-off are they? Inflation-adjusted personal income is growing 3% annually. Jobs are being created in record numbers, and unemployment is at a 24 year low. Consequently, it's no surprise that consumer confidence has hit 30-year highs in recent months. Of course, there are some who are expressing concern about the high levels of consumer indebtedness relative to disposable income.

HIGH SPIRITS AND HIGH DEBT LEVELS
While there's no question that the heavy indebtedness would exacerbate a downturn, it is erroneous to conclude that this current debt burden alone could cause a recession. If income continues to rise and jobs are being created, accumulated debt will prevent the economy from overheating. In short, growth will simply be slower than it would be if the debt did not exist.

This situation, of course, does much to calm the inflation hawks. Nonetheless, the truth remains that the rate of economic growth has little to do with inflation. Inflation is a monetary phenomenon that results from too much money chasing too few goods. Presently, the economy is having no difficulty producing a surplus of goods. Moreover, given the Federal Reserve's restrictive policies of the past, we do not have too much

Message From The Investment Adviser

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1997
money. Consequently, as the economy slows to a more sustainable pace in the months ahead, we don't expect to see the balance between goods and the supply of money chasing them tip precariously. Inflation should remain benign. Given this, the Federal Reserve is unlikely to act. Interest rates may, instead, slip lower.

FIXED INCOME FOCUS TO SHIFT
Now, if interest rates fall, bond prices will rise, and simultaneously, income will fall. Consequently, while bonds should still produce positive returns, capital appreciation, rather than yield enhancement, should become critical to success. In the immediate future, however, our indicators suggest that interest rates will trade within a broad range in the coming months.

Looking out longer term, however, the fact remains: with benign inflation and with our economy growing at a more modest 2%-3% a year, interest rates will more than likely continue their multi-year downward trend. Very simply, while they may bounce their way there, we are likely to see interest rates at much lower levels in the years ahead.

HIGHER AND HIGHER?
At the same time, lower interest rates should propel equities higher in the coming years. Combined with a growing economy and benign inflation, the environment will certainly be favorable. Of course, there will be dips along the way. In fact, in the coming months, we would expect that news from abroad will periodically rock the markets.

Nonetheless, looking out longer term, we are very optimistic about the prospects for stocks, particularly those of larger capitalization, high-quality companies. These are the organizations with the resources and capabilities to take full advantage of a global marketplace that is only now beginning to materialize. So, while the ride may be a bit bumpy at times, we expect it to be one well worth taking.

Sincerely,

/s/ Paul P. Baran
Paul P. Baran
Senior Vice President and Chief Investment Officer
Central Fidelity National Bank

Performance Report

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1997

THE MARKETWATCH EQUITY FUND
Despite their dramatic swings up and down throughout the year, holdings in the technology stocks powered the portfolio's outstanding performance during the year ended November 30, 1997. Holdings in the financial services sector such as Franklin Resources (2.4% of the portfolio's assets), Travelers (2.4%), Freddie Mac (2.2%) and Norwest (1.1%)* also made substantial contributions to performance.

As a result, the Fund matched its benchmark and outperformed the majority of its peers for the year ended November 30, 1997. For the period, both the Fund (without the sales charge)+ and the S&P 500 posted a total return of 28.50%.

HOLD OR FOLD?
After another year of astonishing performance from stocks, even the most optimistic investors are now wondering how much longer the bull market will run. The answer is: possibly a good deal farther. The economy is fundamentally sound with little inflation. Corporate earnings are solid--and while they may not reach the stratospheric levels we've seen recently, they are still far above levels considered very respectable just two short years ago.

Of course, it is unrealistic to expect the market to continue producing the kind of returns we've grown accustomed to year after year. Moreover, corrections are inevitable--sentiment alone, as we saw this Fall, can trigger sell-offs. But, as nerve-wracking as these events may be, ten years from today, stocks will more than likely cost more than they do today--possibly a good deal more. Long-term investors should view any corrections as buying opportunities.

At the period's end, the Fund remained fully invested, with its assets concentrated in high-quality, high capitalization stocks. The largest five holdings in the Fund's portfolio were Intel (2.9% of the portfolio's assets), Schering Plough (2.6%), E.I. Du Pont de Nemours (2.5%), Franklin Resources, Inc. (2.4%) and Travelers, Inc. (2.4%).*

*The Fund's composition is subject to change.

Performance Report

--------------------------------------------------------------------------------
MarketWatch Funds                                              November 30, 1997


                                  Equity Fund
                         Value of a $10,000 Investment


               Equity Fund (Load)      Equity Fund (No Load)     S&P 500 Index
 1/29/93                    9,551                        449                 0
11/30/93                    9,878                        464               445
11/30/94                    9,654                        454               785
11/30/95                   12,897                        607             1,422
11/30/96                   16,779                        789             1,513
11/30/97                   21,561                      1,014             2,958


         Average Annual Total Return
----------------------------------------------

<CATPION>

Period                                 Since
Ended        1 Year      3 Year      Inception
11/30/97                             (1/29/93)
Load*         22.74%     28.73%        17.20%
No-Load       28.50%     30.71%        18.32%

*Reflects the maximum 4.50% sales charge.

+Past performance is not indicative of future results. The value of shares in the MarketWatch Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original costs.

The performance of the MarketWatch Equity Fund is measured against the S&P 500 index, which is generally respresentative of the stock market as a whole. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.


THE MARKETWATCH INTERMEDIATE FIXED INCOME FUND
Though the equity market's rise dominated the headlines and the airwaves, the year ended November 30, 1997, was a good one for fixed income securities as well. Fear of inflation made investors somewhat edgy during the first half of the period. But unemployment kept falling, and the economy kept rolling along-- and pressure didn't build. By Fall, even the most ardent inflation hawks were forced to admit prices weren't about to rise dramatically.

Throughout the period, our indicators suggested that inflation was hardly likely to spiral out of control or even generate many sparks. Given the power of market sentiment, we continued to approach the market cautiously. Maturities were gradually extended, and selective corporate issues were added. The solid performance of the Fund, however, was due primarily to its core holdings in Treasury securities. They performed strongly as rates began trending downward in the Fall.

Consequently, the Fund performed in line with its peers. For the year ended November 30, 1997, it produced a total return of 6.32% (without the sales charge)+ versus the Fund's benchmark, Lehman Brothers Intermediate Government/Corporate Bond Index, which produced a return of 6.33% for the same period.

Performance Report

--------------------------------------------------------------------------------
MarketWatch Funds                                              November 30, 1997
LOWER YIELDS, HIGHER PRICES
Too many dollars chasing too few goods--that's what has caused inflation in the past. As investors have realized this in recent months, fear of inflation has evaporated. In turn, interest rates have begun to slip as well and may fall farther in the year ahead.

Historically, in a falling rate environment, prices have risen, and bonds have produced positive returns--but income has fallen. Consequently, while we are optimistic about the prospects for the markets in the months ahead, security selection will be more critical to success than ever. Capital appreciation, as opposed to yield enhancement, will become more and more important.

As of November 30, 1997, the average maturity of the Fund's holdings was ten years. The majority of the portfolio's securities had credit quality ratings of AAA.

*The Fund's composition is subject to change.


                        Intermediate Fixed Income Fund
                         Value of a $10,000 Investment

               Intermediate Fixed      Intermediate Fixed       Lehman Bros.
               Income Fund (Load)      Income Fund (No Load)    Int. Govt./Corp.
 1/29/93                    9,551                        449                 0
11/30/93                   10,047                        472               103
11/30/94                    9,694                        456               278
11/30/95                   11,094                        522               326
11/30/96                   11,589                        544               504
11/30/97                   12,321                        579               537


         Average Annual Total Return
----------------------------------------------

<CATPION>

Period                                 Since
Ended        1 Year      3 Year      Inception
11/30/97                             (1/29/93)
Load*          1.52%      6.67%         4.41%
No-Load        6.32%      8.32%         5.40%

*Reflects the maximum 4.50% sales charge.

+Past performance is not indicative of future results. The value of shares in the MarketWatch Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original costs.

The performance of the MarketWatch Intermediate Fixed Income Fund is measured against the Lehman Brothers Intermediate Government/Corporate index, an unmanaged index generally representative of the performance of government and corporate bonds with maturities of 1 to 10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.


THE MARKETWATCH VIRGINIA MUNICIPAL BOND FUND
Supply of high-quality securities was tight in the Virginia market during the year ended November 30, 1997. While there was some issuance during the period, officials focused on raising capital for prison construction with lease revenue securities. General obligation bonds were hard to find. As a result, the year was a relatively quiet one.

Performance Report

--------------------------------------------------------------------------------
MarketWatch Funds                                              November 30, 1997
Given the circumstances, we focused our efforts on enhancing yield. But, as we refused to compromise quality, it was often difficult to respond as quickly as we might have liked to changes in the environment. As a result, the Fund posted a return of 5.97% (without the sales charge)+ for the year ended November 30, 1997, as compared to the Fund's benchmarks, the Lehman Brothers Municipal Bond Index of 7.17% and the Lehman Brothers Municipal Bond 7-Year Index of 6.04% over the same period.

NO CUTBACK LASTS FOREVER
With taxpayers reluctant to authorize new issues, rehabilitations, renovations and major capital improvements have now been sitting quietly on the back burner in Virginia for some time now. At some point, these projects must be done--and that point, for many of them, is now looming. Moreover, municipalities can be expected to take advantage of declining interest rates.

At the same time, there is every reason to believe that the demand for these securities will remain very strong. So, while some volatility should be expected, we anticipate that the year ahead will be a good one for the Virginia municipal market and the Fund.

As of November 30, 1997, all securities in the Fund's portfolio were rated A or better; the average maturity of the portfolio was nine years. As of the same date, the portfolio was widely diversified, with no more than 15% of its assets invested in any one county's issues.*

*The Fund's composition is subject to change.


                         Virginia Municipal Bond Fund
                         Value of a $10,000 Investment

              Virginia Municipal   Virginia Municipal   Lehman Bros.             Lehman Bros. Municipal
              Bond Fund (Load)     Bond Fund (No Load)  Municipal Bond Index     Bond 7-Yr. Index

  2/1/93                   9,551                   449                     0                          0
11/30/93                  10,108                   476                   103                        182
11/30/94                   9,585                   451                   262                        125
11/30/95                  10,907                   513                   822                       -231
11/30/96                  11,289                   531                 1,142                       -322
11/30/97                  11,962                   563                 1,929                       -488


         Average Annual Total Return
----------------------------------------------

Period                                 Since
Ended        1 Year      3 Year      Inception
11/30/97                             (2/1/93)
Load*          1.18%      6.03%         3.78%
No-Load        5.97%      7.66%         4.77%

*Reflects the maximum 4.50% sales charge.

+Past performance is not indicative of future results. The value of shares in the MarketWatch Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original costs.

The performance of the MarketWatch Virginia Municipal Bond Fund is measured against the Lehman Brothers Municipal Bond index, an unmanaged index generally representative of the performance of the municipal bond market as a whole, and against the Lehman Brothers Municipal Bond 7-Year Index, an unmanaged index representative of municipal bond with remaining maturities of seven years. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of less for these valued-added services.

Performance Report

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1997
THE MARKETWATCH MONEY MARKET FUND
Much to investors' surprise, surging economic growth did not cause increased inflation during the year ended November 30, 1997. Nonetheless, in the first half of the period, investors had a hard time believing productivity gains and increased global competition successfully dampen pressure. In the second half, however, as the economy and employment continued to climb and significant inflationary pressures failed to materialize, investors relaxed. And, as our indicators suggested they would, rates began to trend downward.

Much as we expected, however, the markets remained somewhat choppy as rumors continued to influence market sentiment. Given that such ups and downs are impossible to call with any accuracy, we did not attempt to chase rates. Throughout the period, the portfolio was positioned neutrally, with average maturities ranging between 30 and 40 days. As of November 30, 1997, the portfolio's average maturity was 36 days.*

*The Fund's composition is subject to change.

Performance data represent past performance and are not predictive of future performance. An investment in the MarketWatch Money Market Fund is neither insured nor guaranteed by the U.S. Government or any government agency. Yields will fluctuate, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

For more complete information, including charges and expenses, call 1-800-994-4414 for a prospectus, which you should read carefully before you invest or send money.

The MarketWatch Funds are distributed by BISYS Fund Services.

Statements of Assets and Liabilities

--------------------------------------------------------------------------------
MarketWatch Funds                                              November 30, 1997

                                                        Intermediate     Virginia
                          Money Market       Equity     Fixed Income  Municipal Bond
                              Fund            Fund          Fund           Fund
                          ------------    ------------  ------------  --------------
ASSETS:
Investments, at value...  $10,456,742     $338,385,151  $95,559,304    $109,277,311
Repurchase agreements...    6,779,454               --           --              --
                          -----------     ------------  -----------    ------------
Total Investments, at
 value (Cost
 $17,236,196;
 $203,999,761;
 $91,281,904;
 $103,651,723
 respectively)..........   17,236,196      338,385,151   95,559,304     109,277,311
Interest and dividends
receivable..............       33,438          725,114    1,164,756       1,997,784
Receivable for capital
shares issued...........        8,218           30,621        1,693              --
Prepaid expenses and
other assets............        4,893           14,965        5,468           4,060
                          -----------     ------------  -----------    ------------
  Total Assets..........   17,282,745      339,155,851   96,731,221     111,279,155
                          -----------     ------------  -----------    ------------
LIABILITIES:
Dividends payable.......       71,412               --           --              --
Payable for capital
shares redeemed.........        1,985           39,829        5,689          12,000
Accrued expenses and
other payables:
 Investment advisory
 fees...................           --          202,401       38,770          35,972
 Administration fees....        2,340           44,718       13,062          15,071
 Distribution fees......           --           67,858       19,790          22,835
 Fund accounting and
 transfer agent fees....        4,585            9,210        5,988           9,381
 Custodian fees.........           --            5,429        1,583           1,826
 Printing fees..........        3,264           24,839        9,304           8,020
 Legal and audit fees...        1,673           30,750        9,146           9,073
 Other..................        1,011            7,188        2,264           5,004
                          -----------     ------------  -----------    ------------
  Total Liabilities.....       86,270          432,222      105,596         119,182
                          -----------     ------------  -----------    ------------
NET ASSETS:
Capital.................   17,196,974      187,623,756   95,281,309     107,614,565
Accumulated
 undistributed net
 investment income......           --          115,684      246,400         248,239
Accumulated
 undistributed net
 realized gains (losses)
 from investment
 transactions...........         (499)      16,598,799   (3,179,484)     (2,328,419)
Net unrealized
 appreciation
 (depreciation) from
 investments............           --      134,385,390    4,277,400       5,625,588
                          -----------     ------------  -----------    ------------
  Net Assets............  $17,196,475      338,723,629   96,625,625     111,159,973
                          ===========     ============  ===========    ============
Outstanding units of
beneficial interest
(shares)................   17,196,973       16,441,990    9,635,774      10,802,057
                          ===========     ============  ===========    ============
Net asset value--
redemption price per
share...................  $      1.00     $      20.60  $     10.03    $      10.29
                          ===========     ============  ===========    ============
Maximum Sales Charge....                          4.50%        4.50%           4.50%
                                          ------------  -----------    ------------
Maximum Offering Price
 Per Share (100%/(100%--
 Maximum Sales Charge)
 of net asset value
 adjusted to the nearest
 cent) per share........  $      1.00(a)  $      21.57  $     10.50    $      10.77
                          ===========     ============  ===========    ============

------
(a) Offering price and redemption price are the same for the Money Market Fund.

See notes to financial statements.

Statements of Operations

--------------------------------------------------------------------------------
MarketWatch Funds                           For The Year Ended November 30, 1997

                                                        Intermediate    Virginia
                              Money Market   Equity     Fixed Income Municipal Bond
                                  Fund        Fund          Fund          Fund
                              ------------ -----------  ------------ --------------
INVESTMENT INCOME:
Interest income.............    $791,965   $        --   $6,069,898    $6,055,488
Dividend income (a).........      26,677     5,652,840       84,882        70,348
                                --------   -----------   ----------    ----------
  Total income..............     818,642     5,652,840    6,154,780     6,125,836
                                --------   -----------   ----------    ----------
EXPENSES:
Investment advisory fees....      77,627     2,823,407      695,276       829,245
Administration fees.........      31,030       564,682      187,913       224,120
Distribution fees...........      38,787       705,852      234,890       280,150
Custodian fees..............       3,103        56,467       18,791        22,412
Accounting fees.............      30,168        88,165       36,759        58,080
Legal fees..................       3,348        59,940       21,901        24,041
Audit fees..................       1,189        25,787        7,692         9,128
Trustees' fees and expenses.         726        11,761        3,987         4,932
Transfer agent fees.........      21,700       119,351       27,040        32,217
Registration and filing
fees........................       5,430        13,161        6,627        13,908
Printing costs..............       7,338        44,867       17,136        17,282
Other.......................       1,413        18,841        5,205         7,576
                                --------   -----------   ----------    ----------
  Total expenses before
   voluntary fee
   reductions/reimbursements.    221,859     4,532,281    1,263,217     1,523,091
  Expenses voluntarily
   reduced..................    (127,274)     (856,708)    (280,356)     (445,393)
  Expenses reimbursed.......     (44,937)       (1,651)        (721)           --
                                --------   -----------   ----------    ----------
    Net expenses............      49,648     3,673,922      982,140     1,077,698
                                --------   -----------   ----------    ----------
Net investment income.......     768,994     1,978,918    5,172,640     5,048,138
                                --------   -----------   ----------    ----------
REALIZED/UNREALIZED GAINS
 (LOSSES) FROM INVESTMENTS:
Net realized gains (losses)
 from investment
 transactions...............          --    16,598,799        8,742       202,630
Net change in unrealized
 appreciation/
 (depreciation) from
 investments................          --    52,298,822    1,259,312     1,718,079
                                --------   -----------   ----------    ----------
Net realized/unrealized
 gains (losses) from
 investments................          --    68,897,621    1,268,054     1,920,709
                                --------   -----------   ----------    ----------
Change in net assets
 resulting from operations..    $768,994   $70,876,539   $6,440,694    $6,968,847
                                ========   ===========   ==========    ==========

------
(a) Dividend income for the Money Market Fund, Intermediate Fixed Income Fund and Virginia Municipal Bond Fund is from investments in investment companies.


See notes to financial statements.

Statements of Changes in Net Assets

--------------------------------------------------------------------------------
MarketWatch Funds

                               Money Market Fund              Equity Fund
                           --------------------------  --------------------------
                            Year Ended    Year Ended    Year Ended    Year Ended
                           November 30,  November 30,  November 30,  November 30,
                               1997          1996          1997          1996
                           ------------  ------------  ------------  ------------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment
 income/(loss)...........  $   768,994   $   679,368   $  1,978,918  $  1,496,484
 Net realized gains
  (losses) from
  investment
  transactions...........           --            --     16,598,799     2,918,533
 Net change in unrealized
  appreciation
  (depreciation) from
  investments............           --            --     52,298,822    35,081,554
                           -----------   -----------   ------------  ------------
Change in net assets
 resulting from
 operations..............      768,994       679,368     70,876,539    39,496,571
                           -----------   -----------   ------------  ------------
DISTRIBUTIONS TO
SHAREHOLDERS:
 From net investment
 income..................     (768,994)     (679,368)    (1,922,360)   (1,477,216)
 From net realized gains.           --            --     (2,918,533)   (1,296,123)
                           -----------   -----------   ------------  ------------
Change in net assets from
 shareholder
 distributions...........     (768,994)     (679,368)    (4,840,893)   (2,773,339)
                           -----------   -----------   ------------  ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
 issued..................    6,400,182     5,480,663    115,596,820    43,421,296
 Dividends reinvested....      105,920        52,170      2,817,198     1,889,082
 Cost of shares redeemed.   (3,030,691)   (5,256,611)   (31,873,304)  (15,370,717)
                           -----------   -----------   ------------  ------------
Change in net assets from
 capital transactions....    3,475,411       276,222     86,540,714    29,939,661
                           -----------   -----------   ------------  ------------
Change in net assets.....    3,475,411       276,222    152,576,360    66,662,893
NET ASSETS:
 Beginning of period.....   13,721,064    13,444,842    186,147,269   119,484,376
                           -----------   -----------   ------------  ------------
 End of period...........  $17,196,475   $13,721,064   $338,723,629  $186,147,269
                           ===========   ===========   ============  ============
SHARE TRANSACTIONS:
 Issued..................    6,400,182     5,480,663      6,682,176     3,015,102
 Reinvested..............      105,920        52,170        172,539       138,705
 Redeemed................   (3,030,691)   (5,256,611)    (1,755,496)   (1,090,354)
                           -----------   -----------   ------------  ------------
Change in shares.........    3,475,411       276,222      5,099,219     2,063,453
                           ===========   ===========   ============  ============

See notes to financial statements.

--------------------------------------------------------------------------------
MarketWatch Funds

                            Intermediate Fixed          Virginia Municipal
                               Income Fund                   Bond Fund
                         --------------------------  --------------------------
                          Year Ended    Year Ended    Year Ended    Year Ended
                         November 30,  November 30,  November 30,  November 30,
                             1997          1996          1997          1996
                         ------------  ------------  ------------  ------------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment
 income/(loss).......... $  5,172,640  $  2,191,972  $  5,048,138  $ 2,862,711
 Net realized gains
  (losses) from
  investment
  transactions..........        8,742      (186,030)      202,630     (484,528)
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........    1,259,312      (171,875)    1,718,079      (26,190)
                         ------------  ------------  ------------  -----------
Change in net assets
 resulting from
 operations.............    6,440,694     1,834,067     6,968,847    2,351,993
                         ------------  ------------  ------------  -----------
DISTRIBUTIONS TO
SHAREHOLDERS:
 From net investment
 income.................   (4,996,146)   (2,177,940)   (4,898,834)  (2,839,431)
 From net realized
 gains..................           --            --            --           --
                         ------------  ------------  ------------  -----------
Change in net assets
 from shareholder
 distributions..........   (4,996,146)   (2,177,940)   (4,898,834)  (2,839,431)
                         ------------  ------------  ------------  -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
 issued.................   73,017,952    18,749,468    58,796,406   24,157,092
 Dividends reinvested...      415,495       467,716       360,850      330,581
 Cost of shares
 redeemed...............  (21,529,499)  (11,392,112)  (20,445,697)  (7,663,274)
                         ------------  ------------  ------------  -----------
Change in net assets
 from capital
 transactions...........   51,903,948     7,825,072    38,711,559   16,824,399
                         ------------  ------------  ------------  -----------
Change in net assets....   53,348,496     7,481,199    40,781,572   16,336,961
NET ASSETS:
 Beginning of period....   43,277,129    35,795,930    70,378,401   54,041,440
                         ------------  ------------  ------------  -----------
 End of period.......... $ 96,625,625  $ 43,277,129  $111,159,973  $70,378,401
                         ============  ============  ============  ===========
SHARE TRANSACTIONS:
 Issued.................    7,451,883     1,897,219     5,861,134    2,390,140
 Reinvested.............       42,532        47,695        35,790       33,003
 Redeemed...............   (2,205,905)   (1,153,262)   (2,025,729)    (762,211)
                         ------------  ------------  ------------  -----------
Change in shares........    5,288,510       791,652     3,871,195    1,660,932
                         ============  ============  ============  ===========

See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
MarketWatch Money Market Fund                                  November 30, 1997

 Shares or
 Principal                          Security                          Amortized
   Amount                         Description                            Cost
 ---------- -------------------------------------------------------   ----------
 U.S. TREASURY BILLS (57.7%):
 $1,250,000 12/4/97................................................   $1,249,479
  1,250,000 12/11/97...............................................    1,248,224
  1,250,000 1/8/98.................................................    1,243,284
  1,250,000 1/22/98................................................    1,240,602
  1,250,000 2/5/98.................................................    1,238,335
  1,250,000 2/19/98................................................    1,235,806
  1,250,000 3/5/98.................................................    1,233,583
  1,250,000 3/19/98................................................    1,231,250
                                                                      ----------
  Total U.S. Treasury Bills                                            9,920,563
                                                                      ----------
 INVESTMENT COMPANIES (3.1%):
    536,179 Dreyfus Treasury Prime Cash Management Fund............      536,179
                                                                      ----------
  Total Investment Companies                                             536,179
                                                                      ----------

 Shares or
 Principal                        Security                          Amortized
   Amount                        Description                          Cost
 ---------- ----------------------------------------------------   -----------
 REPURCHASE AGREEMENTS (39.4%):
 $2,730,534 J.P. Morgan, 5.65%*, 12/1/97 (Collateralized by
             $2,764,000 U.S. Treasury Bonds, 6.125%, 11/15/27,
             market value--$2,796,984)..........................   $ 2,730,534
  3,000,000 Lehman Brothers, 5.60%*, 12/1/97 Collateralized by
             $3,025,000 U.S. Treasury Notes, 3.375%, 1/15/07,
             market value--$3,073,885)..........................    .3,000,000
  1,048,920 Morgan Stanley, 5.63%*, 12/1/97 (Collateralized by
             $870,000 U.S. Treasury Bonds, 10.00%, 5/15/10,
             market value--$1,080,184)..........................     1,048,920
                                                                   -----------
  Total Repurchase Agreements                                        6,779,454
                                                                   -----------
  Total (Cost--$17,236,196)(a)                                     $17,236,196
                                                                   ===========

------
Percentages indicated are based on net assets of $17,196,475.
* Variable rate securities. Interest rate is as of November 30, 1997.
(a) Cost for federal securities income tax and financial reporting purposes are the same.


See notes to financial statements.

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
MarketWatch Equity Fund                                        November 30, 1997

 Shares or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS (99.7%):
 Aircraft Engines & Engine Parts (1.3%):
  119,000  Allied Signal, Inc....................................   $  4,417,875
                                                                    ------------
 Airlines (1.0%):
  110,000  ASA Holdings, Inc.....................................      3,258,750
                                                                    ------------
 Apparel Manufacturing (1.4%):
  125,000  Tommy Hilfiger Corp. (b)..............................      4,906,250
                                                                    ------------
 Automotive (1.9%):
  105,000  General Motors Corp...................................      6,405,000
                                                                    ------------
 Banking (1.7%):
   50,000  Banc One Corp.........................................      2,568,750
   62,000  Bank Of New York Co., Inc.............................      3,332,500
                                                                    ------------
                                                                       5,901,250
                                                                    ------------
 Beverages (3.2%):
  130,000  Anheuser-Busch Cos., Inc..............................      5,614,375
  140,000  PepsiCo, Inc..........................................      5,162,500
                                                                    ------------
                                                                      10,776,875
                                                                    ------------
 Chemicals (5.6%):
   34,000  Dow Chemical Co.......................................      3,357,500
  140,000  E.I. du Pont de Nemours & Co..........................      8,478,750
   95,000  PPG Industries, Inc...................................      5,504,063
   35,000  Union Carbide Corporation.............................      1,544,375
                                                                    ------------
                                                                      18,884,688
                                                                    ------------
 Computer Software (1.4%):
  130,000  Sun Microsystems, Inc. (b)............................      4,680,000
                                                                    ------------
 Computers (3.1%):
  120,000  Compaq Computer Corp..................................      7,492,500
  110,000  Gateway 2000, Inc. (b)................................      3,141,875
                                                                    ------------
                                                                      10,634,375
                                                                    ------------
 Consumer Goods & Services (6.3%):
   89,000  Colgate-Palmolive Co..................................      5,946,312
   85,000  Goodyear Tire & Rubber Co.............................      5,158,438
   35,000  Nike, Inc.............................................      1,704,063
   70,000  Procter & Gamble Co...................................      5,341,875
  180,000  Sturm, Ruger & Co., Inc...............................      3,262,500
                                                                    ------------
                                                                      21,413,188
                                                                    ------------
 Defense (3.2%):
   61,000  Lockheed Martin Corp..................................      5,951,313
   89,600  Raytheon Co...........................................      5,012,000
                                                                    ------------
                                                                      10,963,313
                                                                    ------------

 Shares or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Electrical & Electronic (2.9%):
  125,000  Intel Corp............................................   $  9,703,125
                                                                    ------------
 Electrical Equipment (2.1%):
   94,700  General Electric Co...................................      6,984,125
                                                                    ------------
 Entertainment (1.7%):
  180,000  Callaway Golf Co......................................      5,737,500
                                                                    ------------
 Financial Services (11.4%):
  190,000  Equifax, Inc..........................................      6,483,750
   90,000  Franklin Resources, Inc...............................      8,088,749
  184,000  Freddie Mac...........................................      7,590,000
  135,000  Green Tree Financial Corp.............................      4,134,375
  100,000  Norwest Corp..........................................      3,743,750
  159,996  Travelers Group, Inc..................................      8,079,798
                                                                    ------------
                                                                      38,120,422
                                                                    ------------
 Food Products (5.0%):
  115,000  Campbell Soup Co......................................      6,440,000
   75,000  General Mills, Inc....................................      5,550,000
  100,000  Heinz (H.J.) Co.......................................      5,006,250
                                                                    ------------
                                                                      16,996,250
                                                                    ------------
 Insurance (1.8%):
   61,300  Progressive Corp......................................      6,252,600
                                                                    ------------
 Machinery & Equipment (3.5%):
   80,000  Briggs & Stratton Corp................................      4,090,000
  116,800  Caterpillar, Inc......................................      5,599,100
   60,000  Novellus Systems, Inc. (b)............................      2,257,500
                                                                    ------------
                                                                      11,946,600
                                                                    ------------
 Metals & Mining (0.5%):
   25,000  Phelps Dodge Corp.....................................      1,656,250
                                                                    ------------
 Office/Business Equipment & Services (0.9%):
   50,000  Hewlett-Packard Co....................................      3,053,125
                                                                    ------------
 Oil & Gas Exploration (8.6%):
   50,000  Amoco Corp............................................      4,500,000
   82,000  Chevron Corp..........................................      6,575,375
  125,000  Exxon Corp............................................      7,624,999
   74,000  Mobil Corp............................................      5,323,375
   91,200  Texaco, Inc...........................................      5,152,800
                                                                    ------------
                                                                      29,176,549
                                                                    ------------
 Paper Products (1.5%):
   16,000  Georgia Pacific Corp..................................      1,366,000

See notes to financial statements.

--------------------------------------------------------------------------------
MarketWatch Equity Fund                                        November 30, 1997

 Shares or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Paper Products, continued:
   80,000  International Paper Co................................   $  3,795,000
                                                                    ------------
                                                                       5,161,000
                                                                    ------------
 Pharmaceuticals (7.5%):
   94,000  Abbott Laboratories...................................      6,110,000
   75,000  Johnson & Johnson.....................................      4,720,313
   62,000  Merck & Co., Inc......................................      5,862,875
  141,200  Schering-Plough Corp..................................      8,851,474
                                                                    ------------
                                                                      25,544,662
                                                                    ------------
 Retail Stores (1.0%):
   75,000  Sears, Roebuck & Co...................................      3,435,938
                                                                    ------------
 Securities Brokers (3.5%):
   25,000  Merrill Lynch & Co., Inc..............................      1,754,688
  135,300  Morgan Stanley Group..................................      7,348,480
   82,500  Paine Webber Group....................................      2,774,063
                                                                    ------------
                                                                      11,877,231
                                                                    ------------
 Technology (1.2%):
   53,000  Xerox Corp............................................      4,117,438
                                                                    ------------
 Tobacco (3.0%):
  151,750  Philip Morris Companies Inc...........................      6,601,125
  110,000  UST, Inc..............................................      3,396,250
                                                                    ------------
                                                                       9,997,375
                                                                    ------------
 Toys (1.3%):
  107,656  Mattel, Inc...........................................      4,312,969
                                                                    ------------

 Shares or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Transportation & Shipping (1.8%):
  165,000  Illinois Central Corp.................................   $  5,950,313
                                                                    ------------
 Utilities--Electric (2.7%):
   55,000  Duke Energy Corp......................................      2,860,000
   50,000  FPL Group, Inc........................................      2,796,875
   90,000  GPU, Inc..............................................      3,555,000
                                                                    ------------
                                                                       9,211,875
                                                                    ------------
 Utilities--Telecommunications (7.7%):
  106,000  Alltel Corp...........................................      4,213,499
   33,000  Ameritech Corp........................................      2,543,063
   95,000  AT&T Corp.............................................      5,308,124
   35,000  Bell Atlantic Corp....................................      3,123,750
   40,000  BellSouth Corp........................................      2,190,000
   50,000  GTE Corp..............................................      2,528,125
   45,000  SBC Communications, Inc...............................      3,276,563
   64,000  U S WEST Communications Group.........................      2,892,000
                                                                    ------------
                                                                      26,075,124
                                                                    ------------
  Total Common Stocks                                                337,552,035
                                                                    ------------
 INVESTMENT COMPANIES (0.2%):
  833,116  Dreyfus Government Cash Management Fund...............        833,116
                                                                    ------------
  Total Investment Companies                                             833,116
                                                                    ------------
  Total (Cost--$203,999,761)(a)                                     $338,385,151
                                                                    ============

------
Percentages indicated are based on net assets of $338,723,629.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securites as follows:

   Unrealized appreciation.  $136,249,636
   Unrealized depreciation.    (1,864,246)
                             ------------
   Net unrealized
   appreciation............  $134,385,390
                             ============

(b) Non-income producing securities.


See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
MarketWatch Intermediate Fixed Income Fund                     November 30, 1997

 Shares or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------  ------------------------------------------------------   -----------
 CORPORATE BONDS (31.4%):
 Automotive (1.1%):
 $1,000,000 Ford Motor Co., 7.25%, 10/1/08........................   $ 1,053,750
                                                                     -----------
 Banking (5.2%):
  1,000,000 J.P. Morgan & Co., 7.63%, 9/15/04.....................     1,063,750
  1,000,000 Morgan Guaranty, 5.75%, 10/8/99.......................       993,750
  1,000,000 State Street Boston Corp., 5.95%, 9/15/03.............       973,750
  2,000,000 Wachovia Corp., 6.63%, 11/15/06.......................     2,005,000
                                                                     -----------
                                                                       5,036,250
                                                                     -----------
 Financial Services (10.9%):
  1,000,000 Cigna Corp., 7.40%, 5/15/07...........................     1,046,795
    500,000 Ford Motor Credit Co., 5.63%, 1/15/99.................       498,125
  2,350,000 Ford Motor Credit Co., 6.25%, 11/8/00.................     2,350,000
    500,000 Household International, 6.00%, 3/15/99...............       499,375
  1,000,000 Lehman Brothers Holdings, 6.89%, 10/10/00.............     1,012,500
  1,000,000 Lehman Brothers Holdings, 7.38%, 5/15/04..............     1,032,500
  1,000,000 Merrill Lynch & Co., Inc., 6.55%, 8/1/04..............     1,007,500
  1,000,000 Pitney Bowes Credit Corp., 6.78%, 7/16/01.............     1,017,500
  1,000,000 Salomon, Inc., 7.30%, 5/15/02.........................     1,030,000
  1,000,000 Smith Barney, 6.63%, 11/15/03.........................     1,001,250
                                                                     -----------
                                                                      10,495,545
                                                                     -----------
 Industrial Goods & Services (12.0%):
  1,000,000 Bristol-Myers Squibb, 6.80%, 11/15/26.................     1,026,250
  1,000,000 Chesapeake Corp., 7.20%, 3/15/05......................     1,020,000
  1,000,000 Heinz (H.J.) Company, 6.75%, 10/15/99.................     1,011,250
  1,000,000 John Deere Capital Corp., 6.30%, 6/1/99...............     1,003,750
  1,000,000 Monsanto Co., 6.00%, 7/1/00...........................       997,500
  1,000,000 Philip Morris, Inc., 7.65%, 7/1/08....................     1,058,750
  1,000,000 Raytheon Co., 6.45%, 8/15/02..........................     1,002,500
  1,000,000 Sears Roebuck Acceptance Corp., 6.95%, 5/15/02........     1,021,250
  1,000,000 Wal-Mart Stores, 5.88%, 10/15/05......................       973,750

 Shares or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------  ------------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Industrial Goods & Services, continued:
 $2,500,000 Walt Disney Co., 6.75%, 3/30/06.......................   $ 2,562,500
                                                                     -----------
                                                                      11,677,500
                                                                     -----------
 Railroads (2.2%):
  1,000,000 Burlington Northern, 7.46%, 9/24/11...................     1,081,250
  1,000,000 CSX Corp., 7.05%, 5/1/02..............................     1,017,500
                                                                     -----------
                                                                       2,098,750
                                                                     -----------
  Total Corporate Bonds                                               30,361,795
                                                                     -----------
 U.S. GOVERNMENT AGENCIES (8.2%):
 Federal Farm Credit Bank (1.1%):
  1,000,000 8.65%, 10/1/99........................................     1,046,090
                                                                     -----------
 Federal National Mortgage Assoc. (7.1%):
  1,000,000 9.55%, 12/10/97.......................................     1,000,880
  2,000,000 8.15%, 5/11/98........................................     2,021,360
  1,000,000 8.70%, 6/10/99........................................     1,040,230
  2,625,000 6.35%, 6/10/05........................................     2,654,453
    150,000 6.55%, 9/12/05........................................       153,552
                                                                     -----------
                                                                       6,870,475
                                                                     -----------
  Total U.S. Government Agencies                                       7,916,565
                                                                     -----------
 U.S. TREASURY BONDS (22.6%):
  3,000,000 7.25%, 5/15/16........................................     3,376,920
  2,100,000 7.13%, 2/15/23........................................     2,364,831
  6,400,000 7.50%, 11/15/24.......................................     7,554,560
  8,000,000 6.63%, 2/15/27........................................     8,574,800
                                                                     -----------
  Total U.S. Treasury Bonds                                           21,871,111
                                                                     -----------
 U.S. TREASURY NOTES (33.5%):
  9,500,000 9.13%, 5/15/99........................................     9,933,010
  2,500,000 7.75%, 11/30/99.......................................     2,591,125
  2,300,000 7.75%, 1/31/00........................................     2,389,309
  1,000,000 7.13%, 2/29/00........................................     1,027,380
  2,000,000 6.25%, 8/31/00........................................     2,021,320
  1,000,000 7.88%, 8/15/01........................................     1,065,760
  1,500,000 7.50%, 11/15/01.......................................     1,585,110
  1,000,000 6.63%, 4/30/02........................................     1,028,660
  1,000,000 7.50%, 5/15/02........................................     1,063,620
  3,100,000 7.88%, 11/15/04.......................................     3,448,657
  6,000,000 6.13%, 8/15/07........................................     6,116,340
                                                                     -----------
  Total U.S. Treasury Notes                                           32,270,291
                                                                     -----------

See notes to financial statements.

--------------------------------------------------------------------------------
MarketWatch Intermediate Fixed Income Fund                     November 30, 1997

 Shares or
 Principal                         Security                            Market
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------
 INVESTMENT COMPANIES (3.2%):
 3,136,093 Dreyfus Government Cash Management Fund................   $ 3,136,093
     3,449 Dreyfus Treasury Cash Management Fund..................         3,449
                                                                     -----------
  Total Investment Companies                                           3,139,542
                                                                     -----------
  Total (Cost--$91,281,904)(a)                                       $95,559,304
                                                                     ===========

------
Percentages indicated are based on net assets of $96,625,625.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation... $4,295,904
   Unrealized depreciation...    (18,504)
                              ----------
   Net unrealized
   appreciation.............. $4,277,400
                              ==========

See notes to financial statements.

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
MarketWatch Virginia Municipal Bond Fund                       November 30, 1997

 Shares or
 Principal                        Security                            Market
   Amount                        Description                          Value
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS (97.3%):
 $  500,000 Albemarle County, Service Authority, Water & Sewer
             Revenue, 5.50%, 8/1/06 Callable 8/1/02 @ 102.......   $    525,870
    500,000 Alexandria, Industrial Development Authority,
             Pollution Control Revenue, Potomac Electric
             Project, 5.38%, 2/15/24 Callable 2/15/04 (MBIA)....        495,445
  2,080,000 Arlington County Industrial Development Authority,
             5.45%, 7/1/27 Callable on 7/1/07 @ 102.............      2,112,053
    850,000 Arlington County, G.O., 6.00%, 6/1/04...............        929,764
  2,000,000 Arlington County, G.O., 5.40%, 6/1/14 Callable
             6/1/05 @ 101.5.....................................      2,050,520
  1,000,000 Arlington County, G.O., 5.40%, 6/1/15 Callable
             6/1/05 @ 101.5.....................................      1,023,740
  1,100,000 Arlington County, Hospital Revenue, 5.30%, 9/1/15
             Prerefunded 9/1/03 @ 102...........................      1,167,375
  1,000,000 Ashland, Industrial Development Authority, 4.38%,
             11/1/11............................................      1,010,740
  2,000,000 Augusta County, Industrial Development Authority,
             Hospital Revenue, 6.63%, 9/1/12
             Callable 9/1/01 @ 102 (AMBAC)......................      2,164,640
  6,000,000 Chesapeake, Water & Sewer, Series A, G.O., 5.00%,
             12/1/25 Callable 12/1/05 @ 102.....................      5,781,179
    700,000 Chesterfield County, G.O., 5.50%, 7/15/05 Callable
             7/15/02 @101.5.....................................        740,180
    885,000 Chesterfield County, G.O., 6.25%, 7/15/05 Callable
             7/15/01 @ 102......................................        958,482
  1,000,000 Chesterfield County, G.O., 5.60%, 7/15/06 Callable
             7/15/02 @ 101.5....................................      1,059,390
    600,000 Danville, G.O., 6.40%, 5/1/09 Callable 5/1/02 @ 102.        648,312
    500,000 Danville, G.O., 6.40%, 5/1/10 Callable 5/1/02 @ 102.        538,185
  1,000,000 Fairfax County, G.O., 6.00%, 5/1/07 Callable 11/1/99
             @ 102..............................................      1,052,520
  1,000,000 Fairfax County, Industrial Development Revenue
             Authority, 5.00%, 8/15/13..........................        998,850
  1,250,000 Fairfax County, Industrial Development Revenue
             Authority, 5.25%, 8/15/19..........................      1,241,888
  1,000,000 Fairfax County, Industrial Development Revenue
             Authority, Inova Health Systems Project, 5.25%,
             5/15/19............................................      1,002,490
  1,000,000 Fairfax County, Public Improvement, Series A, 5.50%,
             6/1/15 Callable 6/1/03 @ 102.......................      1,022,810
    500,000 Fairfax County, Water Authority, Water Revenue,
             5.00%, 4/1/16 Callable 4/1/04 @ 102................        487,660
  1,500,000 Fairfax County, Water Authority, Water Revenue,
             5.00%, 4/1/21......................................      1,459,605
  1,265,000 Fairfax County, Water Authority, Water Revenue,
             6.00%, 4/1/22 Callable 4/1/07 @ 102................      1,358,648
    735,000 Fairfax County, Water Authority, Water Revenue,
             6.00%, 4/1/22 Prerefunded 4/1/07 @ 102.............        820,797
  2,000,000 Fairfax County, Water Authority, Water Revenue, 5.00
             %, 4/1/29 Callable 4/1/07 @102.....................      1,923,400
  1,000,000 Franklin, G.O., 6.40%, 1/15/12 Callable 1/15/04 @
             100................................................      1,071,780
  1,000,000 Hampton, G.O., 5.90%, 1/15/07 Callable 1/15/05 @
             102................................................      1,090,110
  2,000,000 Hampton, Hospital Facilities Revenue, 5.38%, 11/1/15
             Callable 11/1/07 @ 101.............................      2,020,500
  1,000,000 Hanover County, Industrial Development Authority,
             Bon Secours Health Systems Projects, 5.50%, 8/15/25
             Callable 8/15/05 @ 102 (MBIA)......................      1,002,150
  1,000,000 Hanover County, Industrial Development Authority,
             Bon Secours Health Systems Projects, 5.50%, 8/15/25
             Callable 8/15/05 @ 102 (MBIA)......................      1,003,640
  1,000,000 Hanover County, Memorial Regional Medical Center,
             6.38%, 8/15/18 (MBIA)..............................      1,150,060
  2,000,000 Henrico County, G.O., 5.30%, 1/15/10 Callable
             1/15/03 @ 102......................................      2,050,200
  1,000,000 Henrico County, Water & Sewer, 6.25%, 5/1/13
             Callable 5/1/02 @ 100..............................      1,055,230
  1,000,000 James City County, G.O., 5.20%, 12/15/10 Callable
             12/15/05 @ 102.....................................      1,021,800
    725,000 Lynchburg, G.O., 6.88%, 4/1/01 Callable 4/1/00 @102.        782,282
    700,000 Newport News, G.O., 5.80%, 7/1/06 Callable 7/1/99
             @101.75............................................        724,766
  1,000,000 Newport News, G.O., 5.20%, 1/15/18 Callable 1/15/06
             @ 102..............................................        995,000
  1,000,000 Newport News, Series A, 6.00%, 6/1/06 Callable
             6/1/02 @ 101.......................................      1,067,080
  1,000,000 Newport News, Series A, 6.00%, 6/1/07 Callable
             6/1/02 @ 101.25....................................      1,069,130
  1,000,000 Newport News, Series A, 5.70%, 7/1/16 Callable
             7/15/05 @ 102 (MBIA)...............................      1,038,560
  1,000,000 Norfolk, Depaul Hospital, 6.50%, 12/1/07 Callable
             12/1/02 @ 102......................................      1,091,590

See notes to financial statements.

--------------------------------------------------------------------------------
MarketWatch Virginia Municipal Bond Fund                       November 30, 1997

 Shares or
 Principal                         Security                            Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 $1,000,000 Norfolk, Industrial Development Authority, Childrens
             Hospital Kings Group, 6.50%, 6/1/21
             Callable 6/1/01 @ 102...............................   $  1,074,580
  2,500,000 Norfolk, Industrial Development Authority, Sentara
             Hospitals, Series A, 6.50%, 11/1/13
             Callable 11/1/04 @ 102..............................      2,758,825
  1,900,000 Norfolk, Industrial Development Authority, Sentara
             Hospitals, Series A, 5.50%, 11/1/17
             Callable 11/1/04 @ 102..............................      1,922,610
  1,000,000 Norfolk, Refinements & Improvements, 5.25%, 2/1/06
             Callable 2/1/03 @ 102...............................      1,043,000
  2,000,000 Norfolk, Refinements & Improvements, 5.50%, 2/1/08
             Callable 2/1/03 @ 102...............................      2,092,640
  1,000,000 Norfolk, Refinements & Improvements, Series A, 5.90%,
             2/1/06 Callable 2/1/01 @ 102........................      1,057,060
  1,000,000 Norfolk, Refinements & Improvements, Series A, 6.00%,
             2/1/08 Callable 2/1/01 @ 102........................      1,065,200
  2,000,000 Norfolk, Water Revenue Bonds, 5.75%, 11/1/12 Callable
             11/1/05 @ 102.......................................      2,112,940
    500,000 Norfolk, Water Revenue Bonds, 5.90%, 11/1/25 Callable
             11/1/07 @ 100.......................................        529,230
  1,000,000 Portsmouth, Public Improvement, 6.10%, 11/1/03
             Callable 11/1/01 @ 102..............................      1,076,740
  1,000,000 Prince William County, Improvements & Refinements,
             Series A, G.O., 5.90%, 12/1/03
             Callable 12/1/00 @ 102..............................      1,061,710
  1,000,000 Prince William County, Industrial Development
             Authority, Hospital Revenue, 5.63%, 4/1/12
             Callable 4/1/03 @ 102...............................      1,014,620
  1,000,000 Richmond, G.O., 5.00%, 1/15/21 Callable 1/15/06 @
             102.................................................        961,500
  1,500,000 Richmond, Public Improvement, Series B, G.O., 5.50%,
             7/15/23 Callable 7/15/03 @ 102......................      1,510,110
  1,000,000 Rivanna, Water & Sewer, 4.80%, 10/1/15 Callable
             10/1/03 @ 101.5.....................................        951,560
    500,000 Roanoke County, Water Systems Revenue Bonds, 5.00%,
             7/1/21 Callable 1/15/06 @ 102 (FGIC)................        478,615
  2,000,000 Roanoke Industrial Development Authority, 5.25%,
             7/1/25 Callable 7/1/03 @ 102 (MBIA).................      1,954,300
  1,000,000 Roanoke Refinements & Improvements, Series B, G.O.,
             6.20%, 8/1/05 Callable 8/1/01 @ 101.................      1,068,210
  1,250,000 Roanoke, G.O., 6.30%, 8/1/07 Callable 8/1/01 @101.5..      1,339,850
  3,475,000 Roanoke, G.O., 5.25%, 8/1/24 Callable 8/1/04 @ 102...      3,454,983
  1,000,000 Salem, G.O., 6.50%, 6/1/02 Callable 6/1/98 @ 101.....      1,022,600
  1,000,000 Spotsylvania County, G.O., 5.50%, 7/15/05 Callable
             7/15/02 @102........................................      1,058,030
  1,000,000 Spotsylvania County, Public Improvement, 5.70%,
             7/15/07 Callable 7/15/02 @ 102......................      1,059,400
  1,500,000 University of Virginia, University Revenues, 5.20%,
             6/1/15 Callable 6/1/03 @ 102........................      1,500,915
  1,000,000 Virginia Beach, G.O., 5.70%, 7/15/06 Callable 7/15/04
             @ 100...............................................      1,064,140
  1,000,000 Virginia Beach, G.O., 5.80%, 7/15/07 Callable 7/15/02
             @ 102...............................................      1,064,380
  1,000,000 Virginia Beach, G.O., 6.20%, 9/1/14 Callable 9/1/04 @
             102.................................................      1,082,940
  1,000,000 Virginia Beach, Series C, 6.10%, 8/1/02 Callable
             8/1/01 @ 102........................................      1,078,500
  1,000,000 Virginia College Building Authority, Washington & Lee
             University Project, 5.80%, 1/1/24
             Callable 1/1/04 @ 102...............................      1,037,160
  1,000,000 Virginia Housing Development Authority, 6.35%, 1/1/15
             Callable 1/1/08 @ 100...............................      1,071,500
  1,000,000 Virginia Housing Development Authority, 6.40%, 7/1/17
            Callable 1/1/05 @ 100................................      1,052,200
  1,500,000 Virginia Polytechnic Institute & State University,
             5.50%, 6/1/16 Callable 6/1/06 @ 102.................      1,537,290
    300,000 Virginia Public School Authority, 5.75%, 1/1/08
             Callable 1/1/03 @ 102...............................        317,868
  1,000,000 Virginia State Higher Education, Series C, 6.00%,
             6/1/06 Callable 6/1/02 @ 100........................      1,065,200
    500,000 Virginia State Housing Development Authority, 7.00%,
             7/1/99..............................................        514,625
  1,000,000 Virginia State Housing Development Authority, 6.55%,
             1/1/11 Callable 1/1/06 @ 102........................      1,084,770
  1,000,000 Virginia State Housing Development Authority, 6.40%,
             7/1/17 Callable 1/1/03 @ 102........................      1,052,200
    500,000 Virginia State Housing Development Authority, Series
             B, 7.10%, 7/1/00 Prerefunded 1/1/98 @ 100...........        516,645
    400,000 Virginia State Housing Development Authority, Series
             F, 6.45%, 5/1/01....................................        417,200

See notes to financial statements.

--------------------------------------------------------------------------------
MarketWatch Virginia Municipal Bond Fund                       November 30, 1997

 Shares or
 Principal                         Security                             Market
   Amount                         Description                           Value
 ---------- ------------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 $  500,000 Virginia State Housing Development Authority, Series
             H, 6.10%, 1/1/07 Callable 1/1/05 @ 102...............   $    525,955
    500,000 Virginia State Housing Development Authority, Series
             H, 6.20%, 1/1/08 Callable 1/1/05 @ 102...............        526,575
    500,000 Virginia State Housing Development Authority, Series
             H, 6.30%, 1/1/09 Callable 1/1/05 @ 102...............        526,460
  1,000,000 Virginia State Public Facilities, Series A, 5.50%,
             6/1/06 Callable 6/1/03 @ 102.........................      1,065,740
  1,000,000 Virginia State Public School Authority, 6.25%, 1/1/04
             Callable 1/1/02 @ 102................................      1,081,750
    690,000 Virginia State Resource Authority, Water & Sewer
             Revenue, 5.50%, 10/1/22 Callable 10/1/07 @ 102.......        701,972
  1,000,000 Virginia State Resource Authority, Water & Sewer
             Revenue, 5.60%, 10/1/25 Callable 10/01/05 @ 102......      1,013,510
  1,000,000 Virginia State Resource Authority, Appomattox River
             Water Systems Revenue, 5.25%, 10/1/13 Callable
             10/1/03 @ 102........................................      1,005,030
  1,000,000 Virginia State University & College Improvements,
             5.25%, 6/1/16 Callable 6/1/05 @ 100..................      1,008,010
    750,000 Washington County, Industrial Development Authority,
             Johnston Memorial Hospital Revenue, 6.00%, 7/1/14
             Callable 7/1/05 @ 102................................        779,318
  2,000,000 Williamsburg, Industrial Development Authority, 5.75%,
             10/1/22 Callable 10/1/03 @ 102.......................      2,011,100
                                                                     ------------
                                                                      108,179,687
                                                                     ------------
  Total Municipal Bonds                                               108,179,687
                                                                     ------------
 INVESTMENT COMPANIES (1.0%):
  1,097,624 Dreyfus Tax Exempt Fund...............................      1,097,624
                                                                     ------------
  Total Investment Companies                                            1,097,624
                                                                     ------------
  Total (Cost--$103,651,723)(a)                                      $109,277,311
                                                                     ============

------
Percentages indicated are based on net assets of $111,159,973.
(a)Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation....... $5,629,461
   Unrealized depreciation.......     (3,873)
                                  ----------
   Net Unrealized appreciation... $5,625,588
                                  ==========

Revenue Source Diversification:

   General Obligation Bonds.......... 47.69%
   Health Care Bonds................. 20.79%
   Utility Bonds..................... 12.97%
   Other (individually make up less
   than 10%)......................... 15.85%

AMBAC--Insured by AMBAC Indemnity Corporation
GO--General Obligation
MBIA--Insured by Municipal Bond Insurance Association.

See notes to financial statements.

Notes to Financial Statements

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1997

1.ORGANIZATION:

 The MarketWatch Funds (the "Company") was organized on June 4, 1992, and is registered under the Investment Company Act of 1940, (the "1940 Act"), as amended, as an open-end management investment company established as a Massachusetts business trust. Between the date of organization and the date of commencement of operations, the Company had no operations other than incurring organizational expenses and the sale of initial units of beneficial interest ("shares").

 The Company is authorized to issue an unlimited number of shares with $0.001 par value. The Company offers shares of the Money Market Fund, the Equity Fund, the Intermediate Fixed Income Fund, and the Virginia Municipal Bond Fund (individually a "Fund," collectively the "Funds"). Sales of shares may be made to customers of Central Fidelity National Bank and its affiliates, to all accounts of correspondent banks of Central Fidelity National Bank and to the general public. Central Fidelity National Bank serves as investment adviser and custodian to each of the Funds.

 The investment objective of the Money Market Fund is to seek current income consistent with maintaining liquidity and stability of principal. The investment objective of the Equity Fund is to seek total return through growth of capital and current income. The Intermediate Fixed Income Fund has an investment objective to seek current income consistent with preservation of capital. The Virginia Municipal Bond Fund's investment objective is to seek as high a level of current income that is exempt from federal income tax and Virginia income tax as is consistent with the preservation of capital.

2.SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

 SECURITIES VALUATION:

 Investments of the Money Market Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Money Market Fund may not (a) purchase any instrument with a remaining maturity greater than thirteen months, unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

 Investments in common stocks, corporate bonds, commercial paper, municipal bonds and U.S. Government securities of the Equity Fund, the Intermediate Fixed Income Fund, and the Virginia Municipal Bond Fund (collectively, "the variable net asset value funds") are valued at their market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Securities may be valued by an independent pricing

                                   Continued

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1997

 service approved by the Company's Board of Trustees. Investments in investment companies are valued at their respective net asset values as reported by such companies. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value under the supervision of the Company's Board of Trustees.

 SECURITIES TRANSACTIONS AND RELATED INCOME:

 Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium and/or discount. Paydowns of mortgage-backed securities are applied to principal and interest when received. Amortization of premium and discount is accrued daily. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

 REPURCHASE AGREEMENTS:

 The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from registered broker/dealers who deemed creditworthy by the Fund's investment adviser under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the coupon rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at least equal to the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

 DIVIDENDS TO SHAREHOLDERS:

 Dividends from net investment income are declared daily and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually for the Money Market Fund. Dividends from net investment income are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually for the variable net asset value funds.

 Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards and deferrals of certain losses. Permanent book-tax differences have been reclassified among the components of net assets.

 FEDERAL INCOME TAXES:

 It is the policy of each of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

                                   Continued

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1997

 OTHER:

 Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Company are prorated to the Funds on the basis of relative net assets or other appropriate basis.

3.PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the year ended November 30, 1997 are as follows:

                                                         Purchases      Sales
                                                        ------------ -----------
 Equity Fund........................................... $ 98,346,243 $36,543,313
 Intermediate Fixed Income Fund........................ $121,351,902 $72,143,753
 Virginia Municipal Bond Fund.......................... $ 60,574,344 $15,783,550

4.RELATED PARTY TRANSACTIONS:

 Investment advisory services are provided to each Fund by Central Fidelity National Bank. Under the terms of the investment advisory agreement, Central Fidelity National Bank is entitled to receive fees based on a percentage of the average net assets of each of the Funds.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") is an Ohio limited partnership. BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), and BISYS are subsidiaries of The BISYS Group, Inc.

 Certain officers and trustees of the Company are affiliated with BISYS, which serves the Company as Administrator. Such officers and trustees are paid no fees directly by the Company for serving as officers and trustees of the Company. Under the terms of the Management and Administration Agreement between BISYS and the Company, BISYS' fees are computed daily as a percentage of the average net assets of each of the Funds. BISYS also serves as Distributor of the Funds' shares and is entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended November 30, 1997, BISYS received $888,789 from commissions earned on sales of shares of the Company's variable net asset value funds of which $91,778 was allowed to Central Fidelity Securities and $747,026 was allowed to Corelink, each an affiliate and a broker dealer of the Company's shares. BISYS Ohio serves the Company as Transfer Agent and Mutual Fund Accountant, and as such, is entitled to receive fees based on the number of shareholders and as a percentage of average net assets, respectively.

 The Company has adopted a Distribution and Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Company is authorized to pay or reimburse BISYS, as distributor, a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees are used by BISYS to pay financial institutions, including the investment adviser, broker/dealers and other institutions, or to reimburse BISYS or its affiliates, for administration, distribution and shareholder services in connection with the distribution of Fund shares.

                                   Continued

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1997

 Fees may be voluntarily reduced or expenses reimbursed to assist the Funds in maintaining competitive expense ratios.

 Information regarding these transactions is as follows for the year ended November 30, 1997:

                                                         Intermediate Virginia
                                         Money              Fixed     Municipal
                                        Market   Equity     Income      Bond
                                         Fund     Fund       Fund       Fund
                                        ------- -------- ------------ ---------
 INVESTMENT ADVISORY FEES:
 Annual fee as a percentage of average
 daily net assets......................   0.50%    1.00%      0.74%      0.74%
 Voluntary fee reductions.............. $77,627 $715,537   $233,378   $389,362
 ADMINISTRATIVE FEES:
 Annual fee as a percentage of average
 daily net assets......................   0.20%    0.20%      0.20%      0.20%
 Voluntary fee reductions..............  $7,757 $141,171    $46,978    $56,031
 DISTRIBUTION AND SERVICE FEES:
 Annual fee as a percentage of average
 daily net assets......................   0.25%    0.25%      0.25%      0.25%
 Voluntary fee reductions.............. $38,787       --         --         --
 CUSTODIAN FEES:
 Annual fee as a percentage of average
 daily net assets......................   0.02%    0.02%      0.02%      0.02%
 Voluntary fee reductions..............  $3,103       --         --         --
 TRANSFER AGENT AND MUTUAL FUND
 ACCOUNTANT FEES:...................... $51,868 $207,516    $63,799    $90,297
 REIMBURSED EXPENSES:.................. $44,937   $1,651       $721         --

5.CONCENTRATION OF CREDIT RISK:

 The Virginia Municipal Bond Fund invests a substantial portion of its assets in debt obligations issued by the State of Virginia and its political subdivisions, agencies and public authorities. The Fund is more susceptible to factors adversely affecting issuers of Virginia Municipal securities than a fund that is not concentrated in these issuers to the same extent.

6.ELIGIBLE DISTRIBUTIONS (UNAUDITED):

 The Company designates the following percentage eligible distributions for the dividends received deduction for corporations:

                                                                      Percentage
                                                                      ----------
 Equity Fund.........................................................  100.00%

7.EXEMPT-INTEREST INCOME DESIGNATION (UNAUDITED):

 The Company designates the following exempt-interest dividends from the taxable year ended November 30, 1997:

                                                                     Tax-Exempt
                                                                    Distribution
                                                                    ------------
 Virginia Municipal Bond Fund......................................  $4,771,826

                                   Continued

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1997

8.FEDERAL INCOME TAXES:

 For federal income tax purposes, the following Funds have capital loss carryforwards as of November 30, 1997, which are available to offset future capital gains, if any:

                                                                Amount   Expires
                                                              ---------- -------
 Money Market Fund........................................... $      499  2001
 Intermediate Fixed Income Fund.............................. $2,871,544  2001
                                                                 121,910  2002
                                                                 186,030  2003
                                                              ----------
                                                              $3,179,484
                                                              ==========
 Virginia Municipal Bond Fund................................ $1,843,892  2002
                                                                 484,527  2004
                                                              ----------
                                                              $2,328,419
                                                              ==========

9.ACQUISITION OF MARKETWATCH COMMON TRUST FUNDS:

 On December 20, 1996, Funds of the Company acquired portfolio securities and other assets from related parties pursuant to the procedures adopted by the Trustees for transactions between Funds of the Company and certain other related entities in a tax free exchange. The Diversified Equity Common Trust Fund, Medium Term Common Trust Fund, Growth & Income Common Trust Fund, Short Term Common Trust Fund, and Municipal Common Trust Fund maintained by Central Fidelity National Bank exchanged their portfolio securities and related assets for shares of the MarketWatch Equity Fund, MarketWatch Intermediate Bond Fund and Virginia Municipal Bond Fund detailed below:

 MarketWatch Equity Fund
  DIVERSIFIED EQUITY COMMON TRUST FUND
  Shares...........................................................   2,783,755
  Net assets....................................................... $44,261,710
  Net asset value.................................................. $     15.90
  Unrealized appreciation.......................................... $21,243,903
 MarketWatch Intermediate Bond Fund
  MEDIUM TERM COMMON TRUST FUND
  Shares...........................................................   4,500,438
  Net assets....................................................... $44,104,297
  Net asset value.................................................. $      9.80
  Unrealized appreciation.......................................... $ 1,442,056

                                   Continued

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1997

  GROWTH & INCOME COMMON TRUST FUND
  Shares...........................................................     475,476
  Net assets....................................................... $ 4,659,662
  Net asset value.................................................. $      9.80
  Unrealized appreciation.......................................... $   123,714
  SHORT TERM COMMON TRUST FUND
  Shares...........................................................     649,552
  Net assets....................................................... $ 6,365,605
  Net asset value.................................................. $      9.80
  Unrealized appreciation.......................................... $    26,626
 MarketWatch Virginia Municipal Bond Fund
  MUNICIPAL BOND COMMON TRUST FUND
  Shares...........................................................   5,008,157
  Net assets....................................................... $50,181,730
  Net asset value.................................................. $     10.02
  Unrealized appreciation.......................................... $ 1,668,807

10.SUBSEQUENT EVENT:

 A Special Meeting of Shareholders of the Funds was held on December 5, 1997. Shareholders of each Fund approved a New Advisory Agreement with Wachovia Bank, N.A. with respect to each portfolio of the Trust. As described in the related Notice of Special Meeting of Shareholders dated November 21, 1997 and Proxy Statement, the terms and conditions, including advisory fees charged thereunder, are substantially the same as those under the previous Advisory Agreement with Central Fidelity National Bank. On January 21, 1998, the Board of Trustees of the MarketWatch Fund's approved the Agreement and Plan of Reorganization between the MarketWatch Funds and the Wachovia Funds. Any such combination will be subject to, among other things, separate consideration and approval by the Wachovia Fund Board of Trustees and by the shareholders of each MarketWatch Fund.

Financial Highlights

-------------------------------------------------------------------------------
MarketWatch Funds

                                          Money Market Fund
                   ----------------------------------------------------------------
                                                                       February 1,
                    Year Ended   Year Ended   Year Ended   Year Ended    1993 to
                   November 30, November 30, November 30, November 30, November 30,
                       1997         1996         1995         1994       1993(a)
                   ------------ ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of
 Period..........    $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000
                     -------      -------      -------      -------      -------
INVESTMENT
ACTIVITIES:
 Net investment
  income.........      0.050        0.049        0.052        0.034        0.020
 Net realized and
  unrealized
  gain/(loss)
  from
  investments....         --           --           --           --           --
                     -------      -------      -------      -------      -------
 Total from
  Investment
  Activities.....      0.050        0.049        0.052        0.034        0.020
                     -------      -------      -------      -------      -------
DISTRIBUTIONS:
 From net
  investment
  income.........     (0.050)      (0.049)      (0.052)      (0.034)      (0.020)
 In excess of net
  investment
  income.........         --           --           --           --           --
 From net
  realized gains.         --           --           --           --           --
 Total
 Distributions...     (0.050)      (0.049)      (0.052)      (0.034)      (0.020)
                     -------      -------      -------      -------      -------
Net Asset Value,
 End of Period...    $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000
                     =======      =======      =======      =======      =======
Total return
 (excludes sales
 charges)........       5.06%        4.99%        5.32%        3.49%        2.01%(b)
RATIOS/
SUPPLEMENTARY
DATA:
 Net Assets,
  End of Period
  (000)..........    $17,196      $13,721      $13,445      $11,364      $16,041
 Ratio of
  expenses to
  average net
  assets.........       0.32%        0.32%        0.32%        0.32%        0.63%(c)
 Ratio of net
  investment
  income to
  average net
  assets.........       4.95%        4.89%        5.19%        3.39%        2.37%(c)
 Ratio of
  expenses to
  average net
  assets(*)......       1.43%        1.44%        1.54%        1.65%        1.59%(c)
 Ratio of net
  investment
  income to
  average net
  assets(*)......       3.84%        3.76%        3.97%        2.06%        1.40%(c)
 Portfolio
  Turnover.......        N/A          N/A          N/A          N/A          N/A
 Average
  commission rate
  paid (d).......        N/A          N/A          N/A          N/A          N/A
                                             Equity Fund
                   ------------------------------------------------------------------
                                                                       January 29,
                    Year Ended   Year Ended   Year Ended   Year Ended    1993 to
                   November 30, November 30, November 30, November 30, November 30,
                       1997         1996         1995         1994       1993(a)
                   ------------ ------------ ------------ ------------ --------------
Net Asset Value,
 Beginning of
 Period..........    $  16.41     $  12.88     $   9.80     $  10.20     $  10.00
                   ------------ ------------ ------------ ------------ --------------
INVESTMENT
ACTIVITIES:
 Net investment
  income.........        0.13         0.15         0.17         0.17         0.15
 Net realized and
  unrealized
  gain/(loss)
  from
  investments....        4.44         3.67         3.09        (0.40)        0.19
                   ------------ ------------ ------------ ------------ --------------
 Total from
  Investment
  Activities.....        4.57         3.82         3.26        (0.23)        0.34
                   ------------ ------------ ------------ ------------ --------------
DISTRIBUTIONS:
 From net
  investment
  income.........       (0.13)       (0.15)       (0.17)       (0.17)       (0.14)
 In excess of net
  investment
  income.........          --           --        (0.01)          --           --
 From net
  realized gains.       (0.25)       (0.14)          --           --           --
 Total
 Distributions...       (0.38)       (0.29)       (0.18)       (0.17)       (0.14)
                   ------------ ------------ ------------ ------------ --------------
Net Asset Value,
 End of Period...    $  20.60     $  16.41     $  12.88     $   9.80     $  10.20
                   ============ ============ ============ ============ ==============
Total return
 (excludes sales
 charges)........       28.50%       30.10%       33.59%       (2.26%)       3.42%(b)
RATIOS/
SUPPLEMENTARY
DATA:
 Net Assets,
  End of Period
  (000)..........    $338,724     $186,147     $119,484     $103,140     $107,859
 Ratio of
  expenses to
  average net
  assets.........        1.30%        1.35%        1.35%        1.35%        1.33%(c)
 Ratio of net
  investment
  income to
  average net
  assets.........        0.70%        1.04%        1.58%        1.75%        1.75%(c)
 Ratio of
  expenses to
  average net
  assets(*)......        1.60%        1.66%        1.71%        1.75%        1.72%(c)
 Ratio of net
  investment
  income to
  average net
  assets(*)......        0.40%        0.73%        1.22%        1.34%        1.36%(c)
 Portfolio
  Turnover.......       13.12%       12.33%       29.98%       30.33%       29.72%(c)
 Average
  commission rate
  paid (d).......    $ 0.0597     $ 0.0634           --           --           --

-----
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Calculation not required for prior periods.
N/A = Not applicable.

See notes to financial statements.

Financial Highlights

-------------------------------------------------------------------------------
MarketWatch Funds

                                    Intermediate Fixed Income Fund
                   ----------------------------------------------------------------
                                                                       January 29,
                    Year Ended   Year Ended   Year Ended   Year Ended    1993 to
                   November 30, November 30, November 30, November 30, November 30,
                       1997         1996         1995         1994       1993(a)
                   ------------ ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of
 Period..........    $  9.96      $ 10.07      $  9.31       $10.20      $ 10.00
                     -------      -------      -------      -------      -------
INVESTMENT
ACTIVITIES:
 Net investment
  income.........       0.54         0.55         0.55         0.44         0.33
 Net realized and
  unrealized
  gain/(loss)
  from
  investments....       0.06        (0.11)        0.76        (0.79)        0.19
                     -------      -------      -------      -------      -------
 Total from
  Investment
  Activities.....       0.60         0.44         1.31        (0.35)        0.52
                     -------      -------      -------      -------      -------
DISTRIBUTIONS:
 From net
  investment
  income.........      (0.53)       (0.55)       (0.54)       (0.43)       (0.32)
 In excess of net
  investment
  income.........         --           --        (0.01)       (0.01)          --
 In excess of net
  realized gains.         --           --           --        (0.10)          --
                     -------      -------      -------      -------      -------
 Total
  Distributions..      (0.53)       (0.55)       (0.55)       (0.54)       (0.32)
                     -------      -------      -------      -------      -------
Net Asset Value,
 End of Period...    $ 10.03      $  9.96      $ 10.07      $  9.31      $ 10.20
                     =======      =======      =======      =======      =======
Total return
 (excludes sales
 charges)........       6.32%        4.46%       14.44%       (3.51%)       5.19%(b)
RATIOS/
SUPPLEMENTARY
DATA:
 Net Assets,
  End of Period
  (000)..........    $96,626      $43,277      $35,796      $48,730      $64,674
 Ratio of
  expenses to
  average net
  assets.........       1.04%        1.09%        1.10%        1.09%        1.08%(c)
 Ratio of net
  investment
  income to
  average net
  assets.........       5.50%        5.62%        5.60%        4.46%        3.92%(c)
 Ratio of
  expenses to
  average net
  assets (*).....       1.34%        1.40%        1.51%        1.49%        1.47%(c)
 Ratio of net
  investment
  income to
  average net
  assets (*).....       5.20%        5.31%        5.19%        4.07%        3.53%(c)
 Portfolio
  Turnover.......      80.77%       83.76%       43.65%       55.36%       57.40%
                                     Virginia Municipal Bond Fund
                   ------------------------------------------------------------------
                                                                       February 1,
                    Year Ended   Year Ended   Year Ended   Year Ended    1993 to
                   November 30, November 30, November 30, November 30, November 30,
                       1997         1996         1995         1994       1993(a)
                   ------------ ------------ ------------ ------------ --------------
Net Asset Value,
 Beginning of
 Period..........    $  10.15     $ 10.25      $  9.40      $ 10.31      $ 10.00
                   ------------ ------------ ------------ ------------ --------------
INVESTMENT
ACTIVITIES:
 Net investment
  income.........        0.46        0.44         0.42         0.38         0.28
 Net realized and
  unrealized
  gain/(loss)
  from
  investments....        0.13       (0.10)        0.85        (0.90)        0.30
                   ------------ ------------ ------------ ------------ --------------
 Total from
  Investment
  Activities.....        0.59        0.34         1.27        (0.52)        0.58
                   ------------ ------------ ------------ ------------ --------------
DISTRIBUTIONS:
 From net
  investment
  income.........       (0.45)      (0.44)       (0.42)       (0.38)       (0.27)
 In excess of net
  investment
  income.........          --          --           --        (0.01)          --
 In excess of net
  realized gains.          --          --           --           --           --
                   ------------ ------------ ------------ ------------ --------------
 Total
  Distributions..       (0.45)      (0.44)       (0.42)       (0.39)       (0.27)
                   ------------ ------------ ------------ ------------ --------------
Net Asset Value,
 End of Period...    $  10.30     $ 10.15      $ 10.25      $  9.40      $ 10.31
                   ============ ============ ============ ============ ==============
Total return
 (excludes sales
 charges)........        5.97%       3.50%       13.79%       (5.17%)       5.84%(b)
RATIOS/
SUPPLEMENTARY
DATA:
 Net Assets,
  End of Period
  (000)..........    $111,160     $70,378      $54,041      $39,978      $33,652
 Ratio of
  expenses to
  average net
  assets.........        0.96%       1.04%        1.05%        1.04%        1.02%(c)
 Ratio of net
  investment
  income to
  average net
  assets.........        4.50%       4.45%        4.33%        3.90%        3.65%(c)
 Ratio of
  expenses to
  average net
  assets (*).....        1.36%       1.44%        1.51%        1.56%        1.66%(c)
 Ratio of net
  investment
  income to
  average net
  assets (*).....        4.10%       4.05%        3.87%        3.38%        3.01%(c)
 Portfolio
  Turnover.......       15.15%      36.99%       77.50%       87.36%       86.08%

-------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

See notes to financial statements.

Independent Auditors' Report

-------------------------------------------------------------------------------
MarketWatch Funds
The Shareholders and Board of Trustees
 of the MarketWatch Funds:

We have audited the accompanying statements of assets and liabilities of the MarketWatch Funds--Money Market Fund, Equity Fund, Intermediate Fixed Income Fund, and the Virginia Municipal Bond Fund (the Funds), including the schedules of portfolio investments, as of November 30, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of November 30, 1997 by examination and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising the MarketWatch Funds as of November 30, 1997, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated herein, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Columbus, Ohio
January 9, 1998

                       Investment Adviser and Custodian
                        Central Fidelity National Bank
                             1021 East Cary Street
                           Richmond, Virginia 23219

                                 Administrator
                                and Distributor
                              BISYS Fund Services
                               3435 Stelzer Road
                              Columbus, OH 43219

                                 Legal Counsel
                            Drinker Biddle & Reath
                   1100 Philadelphia National Bank Building
                       Philadelphia, Pennsylvania 19107

                                   Auditors
                             KPMG Peat Marwick LLP
                             Two Nationwide Plaza
                                  Suite 1600
                             Columbus, Ohio 43215



                      [LOGO OF MARKETWATCH APPEARS HERE]

                                 ANNUAL REPORT
                                TO SHAREHOLDERS
                               NOVEMBER 30, 1997



                          ---------------------------

                        CENTRAL FIDELITY NATIONAL BANK
                              INVESTMENT ADVISER

                              BISYS FUND SERVICES


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